UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

AMERICAN REBEL HOLDINGS, INC.

 (Name of registrant in its charter)

NEVADA	333-201607	47-3892903
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1026 16th Avenue South Nashville, Tennessee	37212
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number): (913) 940-9919

CUBESCAPE, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks listed under the section entitled “Risk Factors” included in our Report on Form 10-Q for the three month period ended September 30, 2016, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the three month period ended September 30, 2016 and our Annual Report on Form 10-K for the year ended December 31, 2015.

Item 1.01

Entry into a Material Definitive Agreement

Amended Convertible Debenture – Related Party

On September 16, 2016, American Rebel Holdings, (the “Company”) sold a convertible debenture in the amount of $600,000 in the form of a 12% three year convertible term note. Interest is accrued at an annual rate of 12% and is payable in common stock at maturity. Both principle and interest may be converted into common stock at a price of $0.50 per share after the passage of 181 days.  The Company may redeem the debenture at its option or force conversion after common stock trades at a price in excess of $1.00 per share for five days.  The Holder may force redemption after the Company raised $3 million dollars in equity. The holder of the convertible debenture was issued a three year warrant to purchase 600,000 shares of the Company’s common stock at $1.00 per share. As of September 30, 2016 the Company received $425,000 under this convertible debenture.  The Company received an additional $175,000 in October 2016.

The convertible debenture holder, based on its agreement, with a maturity of September 16, 2019 has the option to convert their principal and interest into 1,200,000 (plus 432,000 for accrued interest) shares of common stock. The fair value of the embedded beneficial conversion feature resulted in no discount to the convertible debenture – related party at September 30, 2016.

On September 16, 2016, in connection with the convertible debenture –related party the Company issued a three year warrant to purchase 600,000 shares of the Company’s common stock at $1.00 per share.

On January 4, 2017, the Holder of the convertible debenture referenced above loaned the Company an additional $150,000 on the same terms as the September 16, 2016 note. The Company owes the Holder $750,000 under the original convertible debenture. Attached hereto as Exhibit 10.3 is the amended agreement to the convertible debenture and the additional $150,000. The Company owes the Holder, ABA Rebels, LLC $750,000 and accrued interest as of this date, along with a certain amount of three year warrants.

On January 4, 2017, in connection with the convertible debenture–related party the Company issued a three year warrant to purchase 150,000 shares of the Company’s common stock at $1.00 per share. A total of 750,000 three year warrants are outstanding as of this date. A copy of the Note and Warrant was attached as Exhibit 10.1 as filed on Current Report on Form 8-K dated September 16, 2016.

Amended Related Party Note Receivable

During September 2016 the Company made net loans totaling $395,562 to American Rebel, Inc., its control shareholder, a related party.  American Rebel, Inc as of January 4, 2017 owned sixty percent (60%) of the outstanding common stock of the Company.  The loans are not interest bearing and are payable on demand.

During September 2016, the Company entered into a convertible debt instrument with one of its largest shareholder, shareholder, in the amount of $425,000. Of this total, $395,562 was then loaned to the Company’s largest shareholder as working capital to pay for its operating expenses including legal, accounting, product development, brand expansion, and marketing costs. The majority shareholder also used the proceeds of these loans to purchase inventory of its initial product scheduled to launch second quarter of 2017.

On January 4, 2017 the Company made additional net loans totaling $140,000 to American Rebel, Inc., its control shareholder, a related party.  American Rebel, Inc as of January 4, 2017 continued to own sixty percent (60%) of the outstanding common stock of the Company.  The loans are not interest bearing and are payable on demand.

The description herein of the Amended Convertible Note is qualified in its entirety, and the terms are incorporated herein, by reference to the Amended Convertible Note filed with Form 10-Q for the three month period ended September 30, 2016. See Form 10-Q for Exhibit 10.2 for a copy of the related party Note Receivable. The description herein of the Related Party Note Receivable is qualified in its entirety, and the terms are incorporated herein, by reference to the Amended Related Party Note Receivable is filed as an exhibit to the Form 10-Q filed on October 11, 2016.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K regarding the Convertible Note (amended) and Related Party Note Receivable (amended) is incorporated herein by reference in its entirety.

Item 3.02

Unregistered Sales of Equity Securities

Reference is made to the disclosures set forth under Item 1.01 and Item 2.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Name Change

Effective December 23, 2016, our Board of Directors adopted Amended and Restated its Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation is annexed hereto as Exhibit 3(ii) and is incorporated by reference herein. The Amended and Restated Articles of Incorporation changed the name of the corporation from CubeScape, Inc. to American Rebel Holdings, Inc.

On January 5, 2017, our Board of Directors officially changed its name to American Rebel Holdings, Inc. The Company received official notice of the name change from the Secretary of State of Nevada. The Company intends to file a change of symbol and name change with FINRA to better reflect the Company’s business as soon as possible and to the extent required by applicable law.

Item 9.01

Exhibits

Exhibit Number	Description
3.3	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: January 9, 2017	By: /s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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